UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): July 21, 2024

ZEUUS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56297	37-1830331
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

9th Floor, 31 West 27th Street

New York, NY 10001

(Address of principal executive offices) (Zip Code)

(888) 469-3887

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 21, 2024, Fruci & Associates II, PLLC (“Fruci”), the independent registered public accounting firm of Zeuus, Inc. (the “Company”), notified the Company that (i) without the Company’s knowledge, Fruci issued an audit report relating to the audit for the Company’s fiscal year ended September 30, 2023 (the “2023 Audit”), as filed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (the “2023 10-K”) before all of Fruci’s necessary audit procedures were performed; and (ii) accordingly, Fruci’s audit opinion for the 2023 Audit should no longer be relied upon. Fruci’s audit procedures relating to the 2023 Audit are ongoing. As a result, the Company will file with the Securities and Exchange Commission (the “SEC”) an amendment to the 2023 10-K as soon as practicable. As of the date hereof, however, neither the Company’s management nor Fruci has determined whether this issue will have a material impact, or any impact, on the financial statements included in the 2023 10-K.

The Company’s management and its Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Fruci. The Company provided Fruci with a copy of the disclosure contained herein, prior to its filing with the SEC, and requested that Fruci furnish the Company a letter addressed to the SEC stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Fruci’s letter is attached hereto as Exhibit 7.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
7.1	Letter, dated July 25, 2024, from Fruci & Associates II, PLLC to Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEUUS Inc.

Dated: July 25, 2024	By:	/s/ Bassam A.I. Al-Mutawa
Bassam A.I. Al-Mutawa
President, Chief Executive Officer and Chief Financial Officer